                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------



                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       -----------------------------------



       Date of Report (Date of earliest event reported): February 22, 2001

                                 NCO GROUP, INC.
                          ---------------------------
             (Exact name of Registrant as specified in its charter)



            Pennsylvania                 0-21639                23-2858652
-------------------------------  ------------------------ ----------------------

(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)



                             515 Pennsylvania Avenue
                       Fort Washington, Pennsylvania 19034
                       -----------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (215) 793-9300
                                                           --------------

         Pursuant to the Fifth Amended Plan of Reorganization (with technical amendments) dated December 21, 2000 (the "Plan") of Creditrust Corporation ("Creditrust") and related Second Amended and Restated Agreement and Plan of Merger dated as of September 20, 2000 ("Merger Agreement") among Creditrust, NCO Financial Systems, Inc., NCO Portfolio Management, Inc. ("Portfolio"), and NCO Group, Inc. (the "Company"), on February 22, 2001, Creditrust was merged into Portfolio. Portfolio was the surviving corporation in the merger and will continue to operate as a Delaware corporation under the name "NCO Portfolio Management, Inc." The Company owns approximately 63% of the common stock of Portfolio.

         On March 5, 2001 the Company filed a Current Report on Form 8-K with the SEC to report the merger, among other things. The Company is amending such Current Report on Form 8-K to provide the financial information required by Item 7 of the Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

                  The following exhibits are being filed as part of this report:

                  (a)  Financial Statements of Businesses Acquired
                  ------------------------------------------------

                  Incorporated by reference to the Annual Report on Form 10-K of NCO Portfolio Management, Inc. (SEC File No.000-32403) filed with the Securities and Exchange Commission on April 2, 2001.

                  (b)  Pro Forma Financial Information.
                  -------------------------------------

                  Pro Forma Consolidated Financial Information...............F-1

                  (c)  Exhibits:
                  --------------

              Number                      Title
              ------                      -----

              2.1 Second Amended and Restated Agreement and Plan of Merger dated as of September 20, 2000 for the merger of Creditrust with and into Portfolio. Omitted schedules and exhibits will be supplied to the SEC upon request. (previously filed)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NCO GROUP, INC.

                                        By:  /s/ Steven L. Winokur
                                             --------------------------
                                             Executive Vice President, Finance
                                             and Chief Financial Officer

Date:   May 4, 2001

                                 NCO GROUP, INC.
                   Pro Forma Consolidated Financial Statements
                              Basis of Presentation


     The Pro Forma Consolidated Balance Sheet as of December 31, 2000 and the Pro Forma Consolidated Statement of Income for the year ended December 31, 2000 are based on the historical financial statements of NCO Group, Inc. ("NCO") and Creditrust Corporation ("Creditrust"). The acquisition of Creditrust has been accounted for using the purchase method of accounting with the results of Creditrust included in NCO's historical statements of income beginning on the date of acquisition.

     The Pro Forma Consolidated Balance Sheet as of December 31, 2000 has been prepared assuming the Creditrust acquisition was completed on December 31, 2000.

    The Pro Forma Consolidated Statement of Income for the year ended December 31, 2000 has been prepared assuming the Creditrust acquisition was completed on January 1, 2000.

    The Pro Forma Consolidated Balance Sheet and Statement of Income do not purport to represent what NCO's actual financial position or results of operations would have been had the acquisition of Creditrust occurred as of such dates, or to project NCO's financial position or results of operations for any period or date, nor does it give effect to any matters other than those described in the notes thereto. In addition, the allocations of purchase price to the assets and liabilities of Creditrust are preliminary and the final allocations may differ from the amounts reflected herein. The unaudited Pro Forma Consolidated Balance Sheet and Statement of Income should be read in conjunction with NCO's consolidated financial statements and notes thereto, and the historical financial statements of Creditrust which are incorporated by reference in this Current Report on Form 8-K/A.

                                 NCO GROUP, INC.
                      Pro Forma Consolidated Balance Sheet
                                December 31, 2000
                                   (Unaudited)
                             (dollars in thousands)

                                                                                                    Acquisition
                                                                   NCO Group         Creditrust    Adjustments (1)     Pro Forma
                                                                   ---------         ----------    ---------------     ---------
ASSETS

Current assets:
    Cash and cash equivalents                                      $  13,490         $   3,244         $   2,320         $  19,054
    Restricted cash                                                        -             3,629            (2,504)            1,125
    Accounts receivable, trade, net                                   93,971                 -                 -            93,971
    Purchased accounts receivable, current portion                    10,861            34,095                 -            44,956
    Investment in securitization, current portion                          -             1,442                 -             1,442
    Deferred income taxes                                              2,287                 -                 -             2,287
    Other current assets                                               7,925             1,087              (666)            8,346
                                                                   ---------         ---------         ---------         ---------

         Total current assets                                        128,534            43,497              (850)          171,181

Property and equipment, net                                           66,401             3,130                 -            69,531

Other assets:
    Intangibles,  net of accumulated amortization                    536,750             4,459            (3,584)          537,625
    Purchased accounts receivable, net of current portion             23,614            69,599              (768)           92,445
    Investment in securitization, net of current portion                   -             7,617            (5,443)            2,174
    Notes receivable                                                  18,250                 -                 -            18,250
    Deferred income taxes                                                  -            16,818           (16,818)                -
    Other assets                                                      10,457                85                 -            10,542
                                                                   ---------         ---------         ---------         ---------

          Total other assets                                         589,071            98,578           (26,613)          661,036
                                                                   ---------         ---------         ---------         ---------

 Total assets                                                      $ 784,006         $ 145,205         $ (27,463)        $ 901,748
                                                                   =========         =========         =========         =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
    Long-term debt, current portion                                $     642         $  24,807         $       -         $  25,449
    Corporate taxes payable                                            1,328                 -                 -             1,328
    Accounts payable                                                  12,360            13,753           (13,471)           12,642
    Accrued expenses                                                  19,168             2,540                 -            21,708
    Accrued compensation and related expenses                         15,304             1,270                 -            16,574
                                                                   ---------         ---------         ---------         ---------
         Total current liabilities                                    48,802            42,370           (13,471)           77,701

Long-term liabilities:
    Long term debt, net of current portion                           303,920            64,113            13,396           381,429
    Deferred income taxes                                             40,549                 -           (10,000)           30,549
    Other long-term liabilities                                        4,309                 -                 -             4,309

Minority interest                                                          -                 -            21,334            21,334

Shareholders' equity
    Common stock                                                     316,372               105              (105)          316,372
    Additional paid-in-capital                                             -            72,109           (72,109)                -
    Stock held for benefit plan                                            -              (269)              269                 -
    Other comprehensive loss                                          (1,525)                -                 -            (1,525)
    Retained earnings (deficit)                                       71,579           (33,223)           33,223            71,579
                                                                   ---------         ---------         ---------         ---------
Shareholders' equity                                                 386,426            38,722           (38,722)          386,426
                                                                   ---------         ---------         ---------         ---------
 Total liabilities and shareholders' equity                        $ 784,006         $ 145,205         $ (27,463)        $ 901,748
                                                                   =========         =========         =========         =========

                                      F-2

                                 NCO GROUP, INC.
                   Pro Forma Consolidated Statement of Income
                      For the Year Ended December 31, 2000
                                   (Unaudited)
                (amounts in thousands, except per share amounts)

                                                                                          Acquisition
                                                             NCO Group     Creditrust     Adjustments           Pro Forma
                                                         --------------   -----------    -------------     ----------------
Revenue                                                      $ 605,884     $  42,149         $      -            $ 648,033

Operating costs and expenses:
    Payroll and related expenses                               293,292        23,369                -              316,661
    Selling, general, and administrative expenses              179,924        17,104                -              197,028
    Depreciation and amortization expense                       32,360         4,281           (3,413) (2)          33,228
    Impairment of securitization                                     -        18,849                -               18,849
    Impairment of finance receivables                                -        52,851                -               52,851
    Restructuring costs                                              -         8,773                -                8,773
                                                             ----------   -----------       ----------          -----------
         Total operating costs and expenses                    505,576       125,227           (3,413)             627,390
                                                             ----------   -----------       ----------          -----------
Income (loss) from operations                                  100,308       (83,078)           3,413               20,643

Other income (expense):
    Interest and investment income                               2,503           797                -                3,300
    Interest expense                                           (25,942)      (12,993)             465  (3)         (38,470)
    Other income                                                 1,313             -                -                1,313
    Reorganization items:
      Professional fees                                              -        (2,620)           2,620  (4)               -
                                                             ----------   -----------       ----------          -----------
                                                               (22,126)      (14,816)           3,085              (33,857)
                                                             ----------   -----------       ----------          -----------
Income (loss) before income tax expense                         78,182       (97,894)           6,498              (13,214)

Income tax expense (benefit)                                    32,042       (35,507)           6,818  (5)           3,353
                                                             ----------   -----------       ----------          -----------

Income from continuing operations before
  minority interest                                             46,140       (62,387)            (320)             (16,567)

Minority interest                                                    -             -           21,819  (6)          21,819
                                                             ----------   -----------       ----------          -----------

Income from continuing operations                               46,140       (62,387)          21,499                5,252

Discontinued operations:
    Income (loss) from discontinued operations                    (975)            -                -                 (975)
     Loss on diposal of discontinued operations                (23,179)            -                -              (23,179)
                                                             ----------   -----------       ----------          -----------

Net  income (loss) applicable to common shareholders         $  21,986     $ (62,387)        $ 21,499            $ (18,902)
                                                             ==========   ===========       ==========          ===========


Income from continuing operations per share:
    Basic                                                    $    1.80                                           $    0.21
                                                             ==========                                         ===========
    Diluted                                                  $    1.79                                           $    0.20
                                                             ==========                                         ===========

Net income per share:
    Basic                                                    $    0.86                                           $   (0.74)
                                                             ==========                                         ===========
    Diluted                                                  $    0.85                                           $   (0.73)
                                                             ==========                                         ===========

Weighted average shares outstanding:
    Basic                                                       25,587                                              25,587
                                                             ==========                                         ===========
    Diluted                                                     25,842                                              25,842
                                                             ==========                                         ===========

                                 NCO GROUP, INC.
                         Notes to Pro Forma Consolidated
                              Financial Statements
                                   (Unaudited)



(1) Gives effect to the following acquisition related adjustments: (i) the issuance of $3 million of common stock to an affiliate and another investor for $2,320,000 of cash and forgiveness of a note payable of $680,000; (ii) the reduction of securitized debt by utilizing reserves included in restricted cash; (iii) the allocation of deferred acquisition costs to the acquired assets; (iv) the elimination of deferred financing fees from pre-acquisition debt; (v) the addition of $875,000 of deferred financing fees for the new $50 million credit facility; (vi) the adjustment of the purchased accounts receivable portfolios to market value; (vii) the adjustment of the investment in securitizations to market value; (viii) the adjustment of deferred income tax assets that may not be recoverable after the acquisition and the reclassification of the remaining deferred income tax asset of Creditrust against the deferred income tax liability of NCO;
     (ix) the pay-off of certain liabilities at the time of the acquisition; (x) the net increase in debt after the pay-off of existing debt with borrowings under the new credit facility and incremental borrowings required to finance the acquisition; and (xi) record minority interest in the consolidated entity.

(2) Gives effect to the elimination of amortization expense from deferred financing fees written-off and the addition of amortization expense from $875,000 of new deferred financing costs.

(3) Gives effect to the change in interest expense from: (i) the replacement of pre-acquisition debt with the new credit facility; (ii) the reduction in securitized debt by utilizing reserves included in restricted cash; and
     (iii) the elimination of original issue discounts associated with warrants eliminated as part of the acquisition.

(4) Gives effect to the elimination of professional fees incurred in connection with the bankruptcy of Creditrust and the acquisition.

(5) Gives effect to the adjustment of deferred income tax assets that may not be recoverable after the acquisition.

(6)  Gives effect to the minority interest in the consolidated entity.



                                       F-4